Exhibit 99.1

Quanergy Announces Preliminary 2021 Q4 Revenue and Cash Results

Sunnyvale, CA – January 12, 2022- Quanergy Systems, Inc. (“Quanergy”), a leading provider of OPA-based solid state LiDAR sensors and smart 3D solutions for automotive and IoT, today announced preliminary financial results for the fourth quarter ended December 31, 2021.

On January 6, 2022, CITIC Capital Acquisition Corp. (NYSE: CCAC) (“CCAC”), a publicly traded special purpose acquisition company, announced that CCAC’s registration statement on Form S-4, relating to the previously announced proposed business combination (the “Business Combination”) with Quanergy, has been declared effective by the U.S. Securities and Exchange Commission (“SEC”). An extraordinary general meeting (“Extraordinary Meeting”) to approve the Business Combination is scheduled to be held on January 31, 2022 at 10:00 a.m. Eastern Time.

Today, Quanergy announced preliminary revenue for the fourth quarter ended December 31, 2021 of $1.503 million, representing year-over-year growth of 114% compared to the fourth quarter of 2020. Sequentially, 2021 fourth quarter revenue rose by 32% versus 2021 third quarter revenue.

Full year 2021 revenue was $3.928 million, up 30% from the prior year. This compared favorably to the company’s plan of $3.6 million outlined at its October 29th analyst day.

As with the third quarter in 2021, revenue growth in the fourth quarter of 2021 continued to be fortified by increasing demand from smart city and security applications with outcomes enabled by Quanergy’s unique pairing of M Series hardware and proprietary Qortex DTC software for flow management solutions. Importantly, fourth quarter revenue also saw a notable contribution from sales to the industrial market supported by the company’s new M1 sensor.

Quanergy ended the fourth quarter of 2021 with $26.2 million in cash and cash equivalents. This compares to $34.2 million in cash and cash equivalents in the third quarter of 2021.

“Operating momentum continued to improve in the fourth quarter of 2021 with the company registering its third consecutive year-on-year and quarter-on-quarter improvement in revenue growth” said Kevin Kennedy, Quanergy’s Chairman and Chief Executive Officer. “We are further encouraged by the fact that the company received numerous orders that have not shipped yet, supporting our continued growth outlook.”

About Quanergy Systems, Inc.

Quanergy Systems’ mission is to create powerful, affordable smart LiDAR solutions for automotive and IoT applications to enhance people’s experiences and safety. Quanergy has developed the only true 100% solid-state CMOS LiDAR sensor built on optical phased array (OPA) technology to enable the mass production of low-cost, highly reliable 3D LiDAR solutions. Through Quanergy’s smart LiDAR solutions, businesses can now leverage real-time, advanced 3D insights to transform their operations in a variety of industries including industrial automation, physical security, smart cities, smart spaces and much more. Quanergy solutions are deployed by nearly 400 customers across the globe. For more information, please visit us at www.quanergy.com.

Important Information about the Business Combination and Where to Find It

In connection with the Business Combination, CCAC filed with the U.S. Securities and Exchange Commission (the “SEC”) a definitive proxy statement/prospectus and other relevant materials, and plans to file with the SEC other documents regarding the Business Combination with Quanergy. CCAC urges its investors, shareholders and other interested persons to read the definitive proxy statement/prospectus filed with the SEC and documents incorporated by reference therein because these documents will contain important information about CCAC, Quanergy and the proposed Business Combination. CCAC has also commenced mailing the definitive proxy statement/prospectus and a proxy card to each shareholder of CCAC as of the record date established for voting on the proposed Business Combination and will contain important information about the proposed Business Combination and related matters. Shareholders of CCAC and other interested persons are advised to read these materials (including any amendments or supplements thereto) and any other relevant documents in connection with CCAC’s solicitation of proxies for the meeting of shareholders to be held to approve, among other things, the proposed Business Combination because they will contain important information about CCAC, Quanergy and the proposed Business Combination. Shareholders can also obtain copies of the definitive proxy statement/prospectus and other relevant materials in connection with the transaction without charge at the SEC’s website at www.sec.gov or by directing a request to: CITIC Capital Acquisition Corp., 28/F CITIC Tower, 1 Tim Mei Avenue, Central, Hong Kong, Attention: Fanglu Wang, telephone: +852 3710 6888. The information contained on, or that may be accessed through, the websites referenced in this press release is not incorporated by reference into, and is not a part of, this press release.

Participants in the Solicitation

CCAC, Quanergy and their respective directors and executive officers may be deemed participants in the solicitation of proxies from CCAC’s shareholders in connection with the proposed Business Combination. CCAC’s shareholders and other interested persons may obtain, without charge, more detailed information regarding the directors and officers of CCAC, including their ownership of CCAC’s securities in the definitive proxy statement/prospectus for the Business Combination, while was filed with SEC on January 6, 2022. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to CCAC’s shareholders in connection with the proposed Business Combination are set forth in the proxy statement/prospectus for the Business Combination. Additional information regarding the interests of participants in the solicitation of proxies in connection with the proposed Business Combination are included in the proxy statement/prospectus for the Business Combination. You may obtain free copies of these documents as described in the preceding paragraph.

No Offer or Solicitation

This press release is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the potential transaction and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of CCAC or Quanergy, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Unaudited preliminary revenue and cash

The estimates of Quanergy’s 2021 revenue and end-of-year cash and cash equivalents is preliminary and unaudited. As a result, the unaudited preliminary revenue and cash and cash equivalents set forth herein reflects Quanergy’s preliminary estimate with respect to such information, based on information currently available to management, and may vary from its actual financial position as of December 31, 2021. Further, this preliminary estimate is not a comprehensive statement or estimate of Quanergy’s financial results or financial condition as of and for the year ended December 31, 2021. The unaudited preliminary revenue and cash and cash equivalents amounts included herein have been prepared by, and are the responsibility of, Quanergy’s management. It is possible that Quanergy may identify items that require adjustments to the financial information set forth herein. This preliminary estimate should not be viewed as a substitute for financial statements prepared in accordance with accounting principles generally accepted in the United States and they are not necessarily indicative of the results to be achieved in any future period. Accordingly, you should not draw any conclusions based on the foregoing preliminary estimate and should not place undue reliance on this preliminary estimate. Quanergy assumes no duty to update this preliminary estimate except as required by law. Quanergy expects to complete its audited financial statements for the year ended December 31, 2021 subsequent to the closing of the Business Combination.

Forward-Looking Statements

This press release includes certain statements that are not historical facts but are forward- looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” “project,” “anticipate,” “will likely result” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. All statements, other than statements of present or historical fact included in this press release, including those regarding our expectations for full year 2021 revenue, the timing and outcome of the Extraordinary Meeting and CCAC’s ability to consummate the proposed Business Combination, anticipated timing of the proposed Business Combination, and the combined company’s future products and growth are forward-looking statements. These statements are based on various assumptions, whether or not identified in this press release, and on the current expectations of the respective management of CCAC and Quanergy and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of CCAC or Quanergy. Potential risks and uncertainties that could cause the actual results to differ materially from those expressed or implied by forward-looking statements include, but are not limited to, changes in domestic and foreign business, market, financial, political and legal conditions; the inability of the parties to successfully or timely consummate the proposed Business Combination, including the risk that any regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the proposed Business Combination or that the approval of the shareholders of CCAC or Quanergy is not obtained; the inability to complete the PIPE offering in connection with the Business Combination; failure to realize the anticipated benefits of the proposed Business Combination; risk relating to the uncertainty of the projected financial information with respect to Quanergy; the amount of redemption requests made by CCAC’s shareholders; the overall level of consumer demand for Quanergy’s products; general economic conditions and other factors affecting consumer confidence, preferences, and behavior; disruption and volatility in the global currency, capital, and credit markets; the ability to maintain the listing of Quanergy’s securities on the New York Stock Exchange; the financial strength of Quanergy’s customers; Quanergy’s ability to implement its business strategy; changes in governmental regulation, Quanergy’s exposure to litigation claims and other loss contingencies; disruptions and other impacts to Quanergy’s business, as a result of the COVID-19 global pandemic and government actions and restrictive measures implemented in response; stability of Quanergy’s suppliers, as well as consumer demand for its products, in light of disease epidemics and health-related concerns such as the COVID-19 global pandemic; the impact that global climate change trends may have on Quanergy and its suppliers and customers; Quanergy’s ability to protect patents, trademarks and other intellectual property rights; any breaches of, or interruptions in, Quanergy’s information systems; fluctuations in the price, availability and quality of electricity and other raw materials and contracted products as well as foreign currency fluctuations; Quanergy’s ability to utilize potential net operating loss carryforwards; changes in tax laws and liabilities, tariffs, legal, regulatory, political and economic risks. The foregoing list of potential risks and uncertainties is not exhaustive. More information on potential factors that could affect CCAC’s or Quanergy’s financial results is included from time to time in CCAC’s public reports filed with the SEC, including its Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K as well as the other documents CCAC has filed, or will file, with the SEC, including the final amended registration statement on Form S-4 that will include proxy statements/prospectus that CCAC will file with the SEC in connection with CCAC’s solicitation of proxies for the meeting of shareholders to be held to approve, among other things, the proposed Business Combination. If any of these risks materialize or CCAC’s or Quanergy’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward- looking statements. There may be additional risks that neither CCAC nor Quanergy presently know, or that CCAC and Quanergy currently believe are immaterial, that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward- looking statements reflect CCAC’s and Quanergy’s expectations, plans or forecasts of future events and views as of the date of this press release. Neither CCAC nor Quanergy gives assurance that either CCAC or Quanergy, or the combined company, will achieve its expectations. CCAC and Quanergy anticipate that subsequent events and developments will cause their assessments to change. However, while CCAC and Quanergy may elect to update these forward-looking statements at some point in the future, CCAC and Quanergy specifically disclaim any obligation to do so, except as required by law. These forward-looking statements should not be relied upon as representing CCAC’s or Quanergy’s assessments as of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Contacts:

Media:

media@quanergy.com

Investors:

QuanergyIR@ICRinc.com